ERICKSON AIR-CRANE
INCORPORATED

WWW.ERICKSONAIRCRANE.COM

March 20, 2013 25 th Annual Roth Conference Exhibit 99.1

Disclaimer
This presentation may contain forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical fact, such as statements regarding our growth opportunities, our potential acquisitions, our future operations, financial position and revenues, other financial guidance, and our other prospects, plans and management objectives, are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements.  Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause our actual results to differ materially from those indicated by these forward-looking statements.  We disclose many of these risk factors in our most recent annual report on Form 10-K and our the registration statement we filed with the Securities and Exchange Commission. All of the information provided in this presentation is as of today’s date and we undertake no duty to update this information.

Company Overview
Firefighting
Timber Harvesting
2012 Revenue = $180.8 million
2011 Revenue = $152.8 million
Combined 2012 PF Revenue = ~$430 million
Construction
Leader In Heavy-Lift Acquisitions Provide Scale & Diversification
Emerging as a Diversified, Global Aviation Services Provider
Two Announced Acquisitions that Transform the Company
Management, Operations and Balance Sheet Support  Rapid Growth
Oil and Gas
Evergreen Air Amazonia

Equity Snapshot
Price (3/18/2013): $13.76
Ticker: NASDAQ: EAC
Market Cap (3/18/2013): $134 million
FY12 Adjusted EBITDA
(1)
: $57.2 million
EV (3/18/2013) / FY12 Adj. EBITDA: 4.1x
Adjusted EBITDA is a non-GAAP financial measure.  In addition to adjusting net income (loss) to exclude interest expense, net, provision for (benefit from) income taxes, and depreciation and amortization, Adjusted EBITDA also adjusts net income by excluding non cash mark-to-market foreign exchange gains (losses), specified  litigation and settlement expenses, certain management fees, gains from sale of equipment, non-cash charges arising from awards to employees relating to equity interests, non-cash charges relating to financings, IPO related non-capitalized expenses, acquisition expenses, and extraordinary, non-recurring non cash costs.
(1)

EAC 11 Months Post-IPO : Strong Results and Powerful Growth Initiatives
Full Year 2012 EPS of $1.56 Doubled Initial Guidance of $0.72-$0.82
Full Year 2012 Revenues Increased 18% to a $181 million
2012 Operating Income and EBITDA Approximately Double Compared to 2011
Stock Price Up Approximately 75% from April, 2012 IPO to Today
Two Large Accretive, Transformative Acquisitions Expected to Close in 2Q13
Business Momentum Seen Extending into Strong First Quarter of 2013

Key Investment Highlights
Experienced
Management
Superior Operating
Profitability
Transformation
Strategy
Growth – Both Organic
and Acquisitive
Greatly Increased
Diversification
FY12 revenues grew 18% organically to $181 million
FY12 PF revenues would be approximately $430 million
20+ years average aerospace, military experience
Base Business EBITDA margin exceeds 25%
Acquisition EBITDA margin at ~25% pre-synergies
Leverage and transcend single-market leadership
Become a diversified global aviation services company
Utilize access to capital to accelerate growth and returns
Larger fleet, more aircraft types, wider mission range
Global footprint with strong emerging market focus
Reduced seasonality and market concentration

ERICKSON AIR-CRANE
INCORPORATED

MFG / MRO
11%
Crewing
10%
Construction
16%
Timber
Harvesting
18%
Firefighting
45%

Base Business Overview
Strong FY12 Results
Growth-focused, niche-oriented business model
Highly versatile, airborne heavy-lift platform
Strong value proposition vs. traditional options
increasingly adopted by several end-markets
Fleet operations supported by vertical
manufacturing and MRO
Proprietary designs, strong engineering, research
and development capabilities
Loads up to 25,000 lbs.
Revenue grew organically by 18% to $180.8 million
Intense Fire Season w/ increased work-share
New contracts in Oil and Gas
Adj. EBITDA grew by 68% to $57.2 million
Leverage on strong flight hour performance
Benefits of scale on fixed SG&A
Dramatic outperformance of pre-IPO expectations
Market Leadership in Heavy-Lift Fleet of 19 S-64 Air-Cranes
FY12 Market Diversification

Heavy-Lift Market Leader
Firefighting Timber Harvesting
Infrastructure Construction Oil & Gas
2,650 gallon tank refills in under 45 seconds from
any water source deeper than 18”
One Aircrane replaces up to 50 ground vehicles
Up to 25,000 pounds of lift
Proprietary precision heavy-lift solutions:
Rear, load-facing cockpit; Anti-rotation hoist
Owner, operator, and manufacturer of the S-64 Aircrane, the most versatile and powerful heavy-lift helicopter in the world

ERICKSON AIR-CRANE
INCORPORATED

ERICKSON AIR-CRANE

Base Business has Strong Manufacturing and MRO Capacity
S-64 Type and Production certificate holder
Manufactured 35 S-64s to date
Ability to fabricate hard-to-locate and out of
production parts
Full service hangar with significant unused
capacity
FAA and EASA certified MRO services
Airframe, component and engine overhaul
Full MRO services for S-64 platform (internal
and third-party)
MRO services for non-S-64 aircraft platforms
and components
Manufacturing MRO
Significant synergy opportunity through in-sourcing repair and overhaul work for diverse global fleet

Base Business Historical Financial Performance
Revenue
114
106
139
161
36
13
14
19
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
2009 2010 2011 2012
Aerial Services MFG / MRO
($ in Millions)
$150
$118
$153
$181
$38
$17
$34
$57
25%
15%
22%
32%
0%
5%
10%
15%
20%
25%
30%
35%
$0
$10
$20
$30
$40
$50
$60
$70
2009 2010 2011 2012
Margin Adjusted EBITA
($ in Millions)
(% Margin)
Adjusted EBITDA
(1)
(1) Adjusted EBITDA is a non-GAAP financial measure.  In addition to adjusting net income (loss) to exclude interest expense, net, provision for (benefit from) income taxes, and depreciation and amortization, Adjusted EBITDA also adjusts net income by excluding non cash mark-to-market foreign exchange gains (losses), specified  litigation and settlement expenses, certain management fees, gains from sale of equipment, non-cash charges arising from awards to employees relating to equity interests, non-cash charges relating to financings,
IPO related non-capitalized expenses, acquisition expenses, and extraordinary, non-recurring non cash costs.

Acquisition of Evergreen Helicopters, Inc.
Evergreen
Helicopters, Inc.
“EHI”
Global aviation services company
Passenger and cargo transport, medevac, disaster relief, fire fighting, recreation
Headquartered in McMinnville, OR; founded in 1960
64 helicopters and fixed-wing aircraft (mix of leased and owned)
Diversified government and commercial customer base
Approximately 400 full-time employees
Transaction
Structure
$250 million purchase price at closing
$185 million cash
$17.5 million in EAC promissory note
$47.5 million in EAC convertible preferred stock, approximately 4 million shares 1:1 at $11.85
Up to $26.3 million earn-out based on certain revenue targets for 2013, 2014 and 2015
Expected to close in 2Q 2013
Financials
2012 revenues of $196 million
2012 Adjusted EBITDA of $56 million
Target synergy opportunities: deeper customer penetration, improved utilization, and economies of scale
Immediately EPS accretive transaction at less than 5.0x 2012 Adjusted EBITDA

EHI Fleet
Fixed Wing
(1) LEAR 35A
(5) BEECH 1900D
(6) CASA 212
Rotary Wing
(12) BELL 214ST (3) AGUSTA WESTLAND
AW139
(2) EUROCOPTER AS332L1
SUPER PUMA
(1) EUROCOPTER (13) EUROCOPTER
SA330J PUMA
(3) BELL 412EP
(6) BELL 212
(6) EUROCOPTER AS350 B2 & B3
(2) BELL 206BIII
(4) BELL 206LIII
& IV
105 CBS

ERICKSON AIR-CRANE
INCORPORATED

HRT

AIR AMAZONIA

Air Amazonia Acquisition from HRT
Air Amazonia
Air Amazonia is the helicopter subsidiary of HRT Participações em Petróleo, S.A (former customer of Erickson in Brazil)
–
Operates in the Amazon Basin, one of the world’s fastest
growing oil and gas regions
14 passenger transport and medium-lift aircraft
–
(7) S-61, (5) Bell 212, (2) A350
101 full-time employees, pilots, mechanics, ground support
Transaction
Structure
$65-$75 million all-cash purchase price
–
$30 million upfront
–
$30 million on earlier of Brazilian Part 135 certification or 12-months post-closing
–
$15 million due 36 months post-closing (including $5 million contingent on cumulative revenue targets and $5 million contingent on services contract renewal)
Expected to close in 2Q 2013
Aerial Services
Contract
Three Year Aerial Services Contract with HRT
–
50% of fleet capacity at estimated $50 million annual revenue (minimum $45 million)
–
Option to renew for an additional 3 years
50% of aircraft capacity to redeploy to new customers
EBITDA margins expected to be at least 25%
Immediately accretive transaction

13 Air Amazonia Fleet (7) Sikorsky S-61 (5) Bell 212 (2) AS 350 - Astar

Snapshot of EAC, Post-Acquisitions
EBITDA margins of ~25% prior to synergy and scale benefits
Pro forma 2012 consolidated annual revenues of ~$430 million
Deep portfolio of customers, expanded suite of growth opportunities
Fleet of 100 aircraft spanning passenger transport to heavy lift
Working in every major end market, on 6 continents
Diversified, Global Aviation Services Leader
Dramatic Increase in Financial Performance

North America
33%
Europe
10%
Australasia
11%
South
America
15%
Middle East
(Afghanistan)
30%
Africa
1%
Firefighting
19%
Timber
Harvesting
8%
Construction
3%
Oil & Gas
15%
DoD Related
43%
MRO /
Other
12%
Firefighting
53%
Timber
Harvesting
38%
Firefighting
45%
Timber
Harvesting
18%
Construction
8%
Oil & Gas
8%
Crewing
10%
MFG /
MRO
11%
Increasing Diversification of Revenue Sources
Increasing End-Market Diversity
2007 2012 PF
Increasing Geographic Diversity
2007 2012 2012 PF
North
America
41%
Europe
39%
Australasia
20%
North
America
60%
Europe
21%
Australasia
11%
South
America
8%
2012

Global Reach
Corporate headquarters
EAC Operating subsidiaries
EAC Current and Recent Operations
EAC Principal Operating Facilities
Air Amazonia Current Operations EHI Current Operations
EHI Representatives
EHI Repair Stations Air Amazonia Operating Sites
EHI support of US Naval operations

ERICKSON AIR-CRANE
INCORPORATED

ERICKSON AIR-CRANE
INCORPORATED
WWW.ERICKSONAIRCRANE.COM

EVERGREEN

UN

HRT
AIR AMAZONIA

Differentiated and Diverse Business Model
A diverse fleet composition will provide Erickson the ability to offer customers a wide range of capabilities and satisfy mission requirements
FIREFIGHTING CONSTRUCTION
TIMBER HARVESTING OIL & GAS
MANUFACTURING MRO
PASSENGER &
CARGO TRANSPORT
PEACEKEEPING &
DISASTER RELIEF
RECREATION
SEARCH & RESCUE /
MEDEVAC
OIL & GAS

Appendix

Commercial Heavy-Lift Helicopter Alternatives
Note: Data not provided by manufacturer based on estimates. All performance data based on sea level assumption.
Sources:
(1) TransGlobal Aviation, www.transglobalaviation.net.
(2) Evergreen Helicopters, Inc., www.evergreenaviation.com.
(3) Columbia Helicopters, www.colheli.com.
(4) Kamov Helicopters, www.kamov.net.
(5) FAS Military Analysis Network, www.fas.org.
(6) Category restrictions include not being authorized to fly over populated areas, carry passengers, and operate in multiple countries.
(7) PRWeb, www.prweb.com.
(8) 102 standard and 47 restricted S-61s in operation.
Columbia Columbia
S-64E/S-64F CH-54A/CH-54B
S-61
(1)(2)
234
(3)
107
(3)
KA-32
(4)
MIL 26
(5)
Manufacturer
Erickson
Sikorsky Sikorsky Boeing Boeing Kamov MIL
Original Production
1962
1962 1959 1962 1964 1980 1977
Country of Origin
U.S. U.S. U.S. U.S. U.S.
Russia Russia
Payload Capacity (lbs)
20,000 / 20,000 /
10,000 26,000 10,000 11,000 44,000
25,000 25,000
Range (nautical miles)
245/227 245/227
470/408 240 207 605 497
Max Speed (knots)
115/104 115/104
165/143 170 143 166 183
Primary Civilian
- Firefighting - Firefighting - Firefighting - Firefighting - Firefighting - Firefighting - Firefighting
Activities
- Timber - Timber - Timber - Timber - Timber - Timber - Timber
Harvesting Harvesting Harvesting Harvesting Harvesting Harvesting Harvesting
- Construction - Construction - Construction - Construction - Construction - Construction - Passenger
- Passenger - Passenger - Passenger - Passenger Transport
Transport Transport Transport Transport
U.S. and U.S. and
Country Country
Specific Specific
Depends on
Configuration
In Production
Yes No No No No
Unknown No
Approximate Number
in Operation   29 11
102/47
(8)
6
(7)
14
(7)
Unknown Unknown
Standard Standard Restricted Restricted
None Country Specific None None None Geographic
Category
(6)
Standard Restricted
Erickson is the only manufacturer and operator of a commercial heavy-lift helicopter in production that has a payload capacity of up to 25,000 lbs and does not have geographic or category restrictions

ERICKSON AIR-CRANE
INCORPORATED

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Competitive Services Landscape (EAC)
Activity/Qualification
Competitor Fire Timber Construction Passenger MRO Crewing/PBH
Safety
Record
Global
Presence
Erickson
Columbia
Helicopter Transportation
Evergreen Aviation
Carson
Siller Brothers
VIH Cougar
Coulson
Croman Corporation
Swanson Group Aviation
Source: Management Estimates.
1 MRO= maintenance, repair, overhaul outside work; PBH = Power by the Hour maintenance service.
Definitions: Strong = ; Average = ; Weak = ; not applicable (service not offered) = —
1
1